UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported: December 24, 2008)

Innophos Holdings, Inc.
(Exact name of Registrant as specified in its their Charter)

Delaware	001-33124	20-1380758
(States or other jurisdictions of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

259 Prospect Plains Road
Cranbury, New Jersey 08512

(Address of Principal Executive Office, including Zip Code)

(609) 495-2495

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 Other Items.

     On December 23, 2008, the Registrant received a notification from the Antitrust Division of the U. S. Department of Justice, or DOJ, that a grand jury investigation of the sodium tripolyphosphate (STPP) business had been closed, and that the Registrant was no longer required to maintain documents furnished for that investigation. As previously reported in September 2007, the Registrant had been served with a subpoena to produce documents for an investigation into what the DOJ termed “potential antitrust violations” in the STPP industry focusing on the period from 2002 through 2005. The Registrant cooperated fully in the investigation, and, earlier this year, reported it had delivered substantially all responsive materials to the DOJ.

SIGNATURES

     According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INNOPHOS HOLDINGS, INC.

By:      /s/ Richard Heyse
Name: Richard Heyse
Title:   Chief Financial Officer

Dated: December 29, 2008